                                                                      Exhibit 99

943

Charles R. Sterbach - Arizona State Bar No. 009315
GREENBERG TRAURIG, LLP
One East Camelback Road                                      F I L E D
Suite 1100
Phoenix, Arizona 85012                                      MAR 05 2001
Telephone: (602) 263-2573
facsimile: (602) 263-2350                             KEVIN E. O'BRIEN, CLERK
E-mail:  sterbachc@qtlaw.com                               UNITED STATES
         -------------------                              BANKRUPTCY COURT
                                                    FOR THE DISTRICT OF ARIZONA
J. Eric Ivester - Illinois State Bar No. 06215581
John K. Lyons - Illinois State Bar No. 06201542
Amar S. Bhachu - Illinois State Bar No. 06236711
SKADDEN, ARPS, SLATE, KEAGHER & FLON (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606-1285
Telephone: (312) 407-0700
Facsimile: (312) 407-0411
E-mail:  eivester@skadden.com
         --------------------
         ilyonsch@skadden.com
         --------------------
         abhachu@skadden.com
         -------------------

Attorneys for Debtors


                     IN THE UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA

In re:                               )       Chapter 11
                                     )
Einstein/Noah Bagel                  )       Case Nos. 00-04447-ECF-CGC and
Corp., et al.,                       )                 00-04448-ECF-CGC
                                     )
                  Debtors.           )       Jointly Administered
                                     )
EID# 84-1294908                      ) ORDER (1) APPROVING FORMS OF NOTICE
                                     ) AND BIDDING PROCEDURES FOR SALE OF
                                     ) SUBSTANTIALLY ALL OF THE DEBTORS'
                                     ) ASSETS, AND (2) APPROVING THE TERMS
                                     ) OF SECTIONS 6.8, 6.10, 10.1 AND
                                     ) 10.2 OF ASSET PURCHASE AGREEMENT
                                     ) WITH ENB ACQUISITION LLC


          This matter having come before the Court on the motion, dated February 12, 2001, (the "Motion")/1/ of the above captioned,

---------------

/1/ Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Motion or the Asset Purchase Agreement, as the case may be.

debtors and debtors-in-possession (the "Debtors"), for, inter alia, entry of an order (a) scheduling a hearing (the "Sale Hearing") and objection deadline (the "Objection Deadline") with respect to the Debtors' motion for an order authorizing (i) the sale of certain assets of Einstein/Noah Bagel Corp. and Einstein/Noah Bagel Partners, L.P. (the "Purchased Assets"), free and clear of all liens, claims, interests, and encumbrances (the "Sale"), identified and described in the Asset Purchase Agreement, dated as of February 10, 2001, attached hereto as Exhibit A-1 (the "Asset Purchase Agreement"), by and among the Debtors (sometimes referred to herein as the "Sellers"), and ENB Acquisition LLC ("ENB Acquisition"), as purchaser, (ii) the Sellers' assumption and assignment to ENB Acquisition of certain executory contracts and unexpired leases (the "Assumed Contracts and Leases" or the "Assumed Contract/Lease"), pursuant to and as described in the Asset Purchase Agreement, free and clear of liens, claims, interests, and encumbrances ("Liens") and (iii) the assumption by ENB Acquisition, and the release and discharge of the Debtors from, certain liabilities as described in the Asset Purchase Agreement; and (b) approving (i) the Debtors' proposed Bidding Procedures, including but not limited to the Termination Payment; (ii) the form and manner of notice of the Sale (the "Sale Notice"); and (iii) the form and manner of Notice of the Assumption of the Assumed Contracts and Leases (the "Assumption Notice"); and the Court having reviewed the Motion; and the Court having considered: (a) the objections to certain aspects of the Motion (collectively, the "Objections") filed by New World Coffee - Manhattan Bagel, Inc. ("NWC") and Gerald Smith as trustee under the confirmed plans of reorganization in the chapter 11 proceedings of Boston Chicken, Inc. and its affiliates (the "BCP Trustee"), (b) certain modifications to the Bidding Procedures (the "Modified Bidding Procedures") as contained herein, and (c) the record at the Interim Hearing (defined below including, without limitation, the testimony adduced, the exhibits introduced and the arguments of counsel made at the hearing held before the court on February 26 - 28, 2001 and on March 2, 2001 on certain aspects of the Motion (the "Interim Hearing"); and it appearing that notice of the Motion was good and sufficient under the particular circumstances and that no other or further notice need be given; and it appearing that the portion of the relief requested in the Motion that was the subject of the Interim Hearing is in the best interests of the Debtors, their estates and creditors and other parties in interest; and the Court having overruled the Objections for the reasons stated at the Interim Hearing; and after due deliberation thereon; and good cause appearing therefor, it is hereby

     FOUND AND DETERMINED THAT:/2/

     A.   The Court has jurisdiction over this Motion pursuant to 28 U.S.C.
(S)(S) 157 and 1334, and this matter is a core proceeding pursuant to 28 U.S.C.
(S) 157(b)(2)(A).

     B.   The Debtors have articulated good and sufficient reasons for approving
(i) the manner of notice of the Sale Motion, the Sale Hearing, the assumption and assignment of the

---------------

/2/ Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

Assumed Contracts and Leases and the assumption by ENB Acquisition of certain liabilities and the release and discharge of the Debtors therefrom, (ii) the Sale Notice to be distributed to creditors and other parties in interest, including prospective bidders, (iii) the Assumption Notice to be filed with the Court and served on parties to each Assumed Contract, and (iv) the Modified Bidding Procedures including the Termination Payment.

     C. The relief set forth in this Order is supported, and is based upon, the findings of fact and conclusions of law stated by the Court on the record at the Interim Hearing.

     D.   The modified Bidding Procedures are reasonable and appropriate.

     NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:


                                 Sale Hearing
                                 ------------

     1. The Sale Hearing shall be held before the undersigned United States Bankruptcy Judge, commencing on May 23, 2001, at 10:00 a.m. in the United States Bankruptcy Court, Courtroom 6, 10th Floor, 2929 N. Central Avenue, Phoenix, Arizona, 85012, at which time the Court shall consider the Sale Motion and conduct the Auction (as defined in the Motion), if any. Objections to the Sale Motion shall be filed and served so that they are received no later than 5:00 p.m. (Phoenix time) on May 14, 2001 (the "Objection Deadline").

     2. The failure of any objecting person or entity to timely file its objection shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Sale Motion, the Sale, or the Debtors' consummation and performance of the Asset

Purchase Agreement (including the transfer of the Purchased Assets and Assumed Contracts and Leases free and clear of all Liens), if authorized by the Court.

     3. The Sale Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement of the adjournment in open court or on the Court's calendar on the date scheduled for the Sale Hearing or any adjourned date.


                                    Notice
                                    ------

     4. Notice of (a) the Sale Motion, (b) the Sale Hearing, and (c) the proposed (i) assumption and assignment of the Assumed Contracts and Leases to ENB Acquisition and (ii) assumption of certain liabilities of the Debtors by ENB Acquisition and the Debtors' release and discharge therefrom pursuant to the Asset Purchase Agreement shall be good and sufficient, and no other or further notice shall be required, if given as follows:

     (a) Notice of Bidding Procedures and Sale. On or around March 9, 2001 (the "Mailing Date"), the Debtors (or their agents) shall serve the Motion (with the Asset Purchase Agreement, but without other exhibits attached thereto), the Modified Bidding Procedures and this Bidding Procedures Order by email or by first-class mail, postage prepaid, upon (i) the Office of the United States Trustee; (ii) any entities known to have expressed an interest in a merger or acquisition transaction regarding the Debtors during the course of these cases; (iii) all entities known to have asserted any lien, claim, interest or encumbrance in or upon the Purchased Assets; (iv) all entities on the Master Service List; (v) all federal, state, and local regulatory or taxing authorities or recording offices which have a reasonably known interest in the relief requested by the Motion; (vi) all parties to the Assumed Contracts and Leases; (vii) the United States Attorney's office;
     (viii) the Securities and Exchange Commission; and (ix) the Internal Revenue Service.

     (b) Sale Notice. On or before the Mailing Date, the Debtors (or their agents) shall serve by first class mail, postage prepaid, the Sale Notice substantially in the form attached hereto as Exhibit A-2 upon all other known creditors of the Sellers as reflected in the Debtors' schedules (as amended) as filed with the Court; provided, however, that on the Mailing Date or as soon as practicable thereafter, the Debtors shall publish the Sale Notice in The Wall Street Journal or such similar paper of national circulation; nothing contained in the Sale Notice shall be deemed to supersede this Order or the Modified Bidding Procedures; and

     (c) Assumption Notice. On or around the Mailing Date, the Debtors shall have filed with the Court and served on all non-Debtor parties to the Assumed Contracts and Leases, a notice substantially in the form attached hereto as Exhibit A-3 (the "Assumption Notice") of the Debtors' intent to assume and assign that party's Assumed Contract/Lease. The non-Debtor party to the Assumed Contract/Lease shall have until the Objection Deadline to object to the assumption and assignment of the Assumed Contract/Lease or to the amount required to cure any defaults (the "Cure Amount") with respect to the Assumed Contract/Lease (such Cure Amount to be disclosed by the Debtors upon request of such party) and must state in its objection with specificity what Cure Amount is required (with appropriate documentation in support thereof). If no objection is timely received, the Assumed Contract/Lease shall be deemed assumed and assigned to ENB Acquisition or the Successful Bidder on the Closing Date and the Cure Amount established by the Debtors shall be controlling, notwithstanding anything to the contrary in any Assumed Contract/Lease or any other document. Further, if no objection is timely received, the Debtors shall be discharged and released from any liability with respect to the Assumed Contract/Lease, and the non-Debtor party to the Assumed Contract/Lease shall be forever barred from asserting any other claims against the Debtors, ENB Acquisition, their affiliates, successors or assigns, or the property of any of them, as to such Assumed Contract/Lease.


                              Termination Payment
                              -------------------

     5. As more fully described in the Asset Purchase Agreement and the Modified Bidding Procedures, the Termination Payment is hereby authorized and approved. The Debtors' obligation to pay the Termination Payment shall survive termination of the Asset Purchase Agreement and, until paid, shall constitute an administrative expense claim against the Debtors, and shall be paid as specified in the Asset Purchase Agreement.


                              Bidding Procedures
                              ------------------

     6. The Modified Bidding Procedures, as set forth on Exhibit A-4, attached hereto and incorporated herein by reference are hereby approved and shall govern all proceedings relating to the Asset Purchase Agreement and any subsequent bids for the Purchased Assets in these cases.

     7. The Court shall retain jurisdiction over any matter or dispute arising from or relating to the implementation or enforcement of this Bidding Procedures Order.


                                 Miscellaneous
                                 -------------

    8. Sections 6.8, 6.10, 10.1 and 10.2 of the Asset Purchase Agreement are hereby approved provided that the terms of this Order are deemed acceptable to ENB Acquisition and, therefore, the conditions of section 6.10 are deemed satisfied.




     Dated:   Phoenix, Arizona
              March 5, 2001



                                               /s/ Honorable Charles G. Case II
                                               --------------------------------
                                                 United States Bankruptcy Judge

                                  EXHIBIT A-2

                                 (SALE NOTICE)

Charles R. Sterbach - Arizona State Bar No. 009315                   EXHIBIT A-2
GREENBERG TRAURIG, LLP
One East Camelback Road
Suite 1100
Phoenix, Arizona 85012
Telephone: (602) 263-2573
Facsimile: (602) 263-2350
E-mail:  sterbachc@qtlaw.com

J. Eric Ivester - Illinois State Bar No. 06215581
John K. Lyons   - Illinois State Bar No. 06201542
Amar S. Bhachu  - Illinois State Bar No. 06236711
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606-1285
Telephone: (312) 407-0700
Facsimile: (312) 407-0411
E-mail:  eivester@skadden.com
         --------------------
         ilyonsch@skadden.co
         -------------------
         abhachu@skadden.com
         -------------------

Attorneys for Debtors

                     IN THE UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA


In re:                     )         Chapter 11
                           )
Einstein/Noah Bagel        )         Case Nos. 00-04447-ECF-CGC and
Corp., et al.,             )                   00-04448-ECF-CGC
                           )
              Debtors.     )         Jointly Administered
                           )
EID# 84-1294908            )
                           )         NOTICE OF HEARING
                           )
                           )  Date:  May 23, 2001
                           )  Time:  10:00 a.m.
                           )  Place: 2929 North Central Avenue
                           )         Courtroom No. 6
                           )         Phoenix, Arizona 85012


     NOTICE IS HEREBY GIVEN that a hearing will be held on May 23, 2001, at 10:00 a.m., in the United States Bankruptcy Court, 10th Floor, Courtroom No. 6, 2929 North Central Avenue, Phoenix, Arizona, to consider and act upon the following:

1. MOTION FOR (I) ORDER (1) AUTHORIZING (A) SALE OF CERTAIN ASSETS OF THE DEBTORS UNDER SECTIONS 105 AND 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES, (B) ASSUMPTION AND ASSIGNMENT OF CERTAIN NON-RESIDENTIAL REAL PROPERTY LEASES AND EXECUTORY CONTRACTS UNDER
     SECTION 365 OF THE BANKRUPTCY CODE, AND (C) ASSUMPTION OF CERTAIN DEBTS AND
     (2) APPROVING ASSET PURCHASE AGREEMENT WITH ENB ACQUISITION LLC OR OTHER BIDDER, AND (II) ORDER (1) APPROVING FORM OF NOTICE AND BIDDING PROCEDURES FOR SALE OF ASSETS AND (2) APPROVING THE TERMS OF SECTIONS 6.8, 6.10, 10.1 AND 10.2 OF ASSET PURCHASE AGREEMENT WITH ENB ACQUISITION LLC [Docket #943] (the "Motion").

           Your rights may be affected. You should read carefully and discuss with your attorney this notice, the Motion and the Asset Purchase Agreement, dated as of February 10, 2001, (the "Asset Purchase Agreement"), between the Debtors and ENB Acquisition LLC ("ENB Acquisition").

     Generally speaking, the Motion seeks the following relief:

     . Approval of the sale by the Debtors to ENB Acquisition or another successful bidder (such purchaser, the "Buyer") of substantially all of the assets used in connection with or related to the business conducted by Debtors, all as more fully described in the Asset Purchase Agreement (the "Purchased Assets");

     . Approval of the assumption by the Debtors and the assignment to Buyer of all unexpired leases and executory contracts of the Debtors except those specifically listed in Schedule 1.2.3 of the Asset Purchase Agreement;

     . Approval of the transfer and sale of the Purchased Assets to the Buyer free and clear of any and all liens, claims, encumbrances and other interests ("Liens");

     . Assumption by Buyer of certain current liabilities of the Debtors totaling approximately $22.7 million and other liabilities as more fully described in Section 2.2 of the Asset Purchase Agreement, and the Debtors' discharge and release from such assumed liabilities; and

     . A determination that the Debtors have, and will deliver to Buyer at the closing, good and marketable title to the Purchased Assets.

          Objections to the Motion must be filed and served so that they are actually received by the undersigned no later than 5:00 p.m. (Phoenix time) on Monday, May 14, 2001. A copy of the Motion (including the Asset Purchase Agreement, which is attached as Exhibit A-1 to the Motion) is available to all parties in interest from the United States Bankruptcy Court website at http://ecf.azb.uscourts.gov.

          ANY CREDITOR OR OTHER PARTY IN INTEREST THAT DOES NOT FILE, SERVE,
AND PROSECUTE AN OBJECTION TO THE MOTION AND ENTRY OF AN ORDER APPROVING (1) THE SALE OF THE ASSETS FREE AND CLEAR OF ALL LIENS, (2) THE ASSIGNMENT TO BUYER OF THE DEBTORS' UNEXPIRED LEASES AND EXECUTORY CONTRACTS, AND (3) THE BUYER'S ASSUMPTION OF, AND THE DEBTORS' RELEASE AND DISCHARGE FROM, ALL ASSUMED LIABILITIES, SHALL BE DEEMED TO HAVE CONSENTED TO THE MOTION AND THE ENTRY OF THE ORDER.

          The requirements of Local Rules 6004-1 and 6006-1 are satisfied by reference to the Sale Motion which is served herewith and incorporated herein.

Dated:   Chicago, Illinois
         March __, 2001

                                            Charles R. Sterbach
                                            GREENBERG TRAURIG, LLP
                                            One East Camelback Road
                                            Suite 1100
                                            Phoenix, Arizona 85012
                                            Telephone: (602) 263-2573
                                            Facsimile: (602) 263-2350

                                                        -and-

                                            -----------------------------------
                                            J. Eric Ivester
                                            John K. Lyons
                                            Amar S. Bhachu
                                            SKADDEN, ARPS, SLATE, MEAGHER
                                              & FLOM (ILLINOIS)
                                            333 West Wacker Drive
                                            Chicago, Illinois 60606-1285
                                            Telephone: (312) 407-0700
                                            Facsimile: (312) 407-0411

                                            Attorneys for Debtors

                                  EXHIBIT A-3

                              (ASSIGNMENT NOTICE)

Charles R. Sterbach - Arizona State Bar No. 009315                   EXHIBIT A-3
GREENBERG TRAURIG, LLP
One East Camelback Road
Suite 1100
Phoenix, Arizona 85012
Telephone: (602) 263-2573
Facsimile: (602) 263-2350
E-mail:  sterbachc@qtlaw.com

J. Eric Ivester - Illinois State Bar No. 06215581
John K. Lyons   - Illinois State Bar No. 06201542
Amar S. Bhachu  - Illinois State Bar No. 06236711
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606-1285
Telephone: (312) 407-0700
Facsimile: (312) 407-0411
E-mail:  eivester@skadden.com
         --------------------
         ilyonsch@skadden.co
         -------------------
         abhachu@skadden.com
         -------------------


Attorneys for Debtors

                     IN THE UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF ARIZONA


In re:                     )         Chapter 11
                           )
Einstein/Noah Bagel        )         Case Nos. 00-04447-ECF-CGC and
Corp., et al.,             )                   00-04448-ECF-CGC
                           )
              Debtors.     )         Jointly Administered
                           )
EID# 84-1294908            )         NOTICE OF ASSUMPTION AND
                           )         ASSIGNMENT OF UNEXPIRED LEASE
                           )         OR EXECUTORY CONTRACT
                           )
                           )
                           )
                           )


PLEASE TAKE NOTICE THAT:


           1. The above-captioned debtors and debtors in possession (the "Debtors") hereby provide notice of their intent to assume and assign the unexpired leases or executory contracts (the "Assumed Contracts and Leases" or "Assumed Contract/Lease") listed on the attached Exhibit entitled "Assumed Contracts and Leases," to ENB Acquisition or another successful bidder who is selected to purchase (such purchaser, the "Buyer") substantially all of the assets used in connection with or related to the business conducted by the Debtors (the "Purchased Assets"), all as more fully described in the Asset Purchase Agreement, dated as of February 10, 2001 between Einstein/Noah Bagel Corp. and Einstein/Noah Bagel Partners, L.P. and ENB Acquisition LLC (the "Asset Purchase Agreement;" capitalized terms not otherwise defined in this notice shall have the meaning given to them in the Asset Purchase Agreement), effective on the Closing Date.
         2. On the Closing Date, or as soon thereafter as practicable, the Debtors will pay you the amount the Debtors' records reflect is owing for prepetition or postpetition, if any, arrearages (the "Cure Amount"). The Cure Amount can be obtained by requesting such information from the undersigned.
         3. Objections, if any, to the proposed assumption and assignment or the Cure Amount must be made in writing, filed with the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"), Courtroom 6, 10th Floor, 2929 N. Central Avenue, P.O. Box 34151, Phoenix, Arizona 85067-4151, and served so as to be received by counsel for the Debtors by 5:00 p.m. (Phoenix time) on Monday, May 14, 2001 (the "Assumed Contract/Lease Objection Deadline").
         4. If no objections are filed by the Assumed Contract/Lease Objection Deadline with respect to the proposed assumption and assignment of the Assumed Contract/Lease, the Assumed Contract/Lease will be deemed assumed and assigned effective as of the Closing Date. Except with respect to matters raised in a timely objection from and after the closing date and upon payment of the Cure Amount, Debtors shall have no further obligations or liability to any non-debtor party to an Assumed Contract/Lease and shall be discharged and released from all liabilities with respect to such Assumed Contract/Lease. Any objection so filed must state with specificity the legal and factual bases therefor. If no objection is timely received, the Cure Amount as determined by the Debtors shall be controlling notwithstanding anything to the contrary in any Assumed Contract/Lease or other document and the non-debtor party shall be forever barred from asserting any other claim arising prior to the assignment against the Debtors or Buyer as to such Assumed Contract/Lease.

          5. If an objection is timely filed, a hearing with respect to the objection will be held on May 23, 2001 at 10:00 a.m. before the Honorable Charles G. Case II, United States Bankruptcy Judge, United States Bankruptcy Court for the District of Arizona, Courtroom 6, 10th Floor, 2929 N. Central Avenue, P.O. Box 34151, Phoenix, Arizona 85067-4151 or on such other date and time as the Court may schedule. A hearing regarding the Cure Amount, if any, may be continued at the sole discretion of the Debtors until after the Closing Date.

          6. The Debtors prior to the Closing Date may amend their decision with respect to the assumption and assignment of the Assumed Contract/Lease and provide you with a new notice amending the information provided in this notice.

Dated:   Chicago, Illinois
         March __, 2001

                                            Charles R. Sterbach
                                            GREENBERG TRAURIG, LLP
                                            One East Camelback Road
                                            Suite 1100
                                            Phoenix, Arizona 85012
                                            Telephone: (602) 263-2573
                                            Facsimile: (602) 263-2350

                                                        -and-

                                            -----------------------------------
                                            J. Eric Ivester
                                            John K. Lyons
                                            Amar S. Bhachu
                                            SKADDEN, ARPS, SLATE, MEAGHER
                                              & FLOM (ILLINOIS)
                                            333 West Wacker Drive
                                            Chicago, Illinois 60606-1285
                                            Telephone: (312) 407-0700
                                            Facsimile: (312) 407-0411

                                            Attorneys for Debtors

                         Assumed Contracts and Leases
                         ----------------------------

                                   [TO COME]

                                  EXHIBIT A-4

                             (BIDDING PROCEDURES)

                                                                     EXHIBIT A-4

                             Bidding Procedures/1/
                             ---------------------

        Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to the Asset Purchase Agreement by and among Einstein/Noah Bagel Corp. and Einstein/Noah Bagel Partners, L.P. (collectively, the "Sellers") and ENB Acquisition LLC ("ENB Acquisition") concerning the sale of the Purchased Assets of the Sellers (the "Purchased Assets"). The sale of the Purchased Assets of the Sellers under the Asset Purchase Agreement (the "Sale") is subject to competitive bidding as set forth herein and to approval by the Bankruptcy Court pursuant to sections 363 and 365 of the Bankruptcy Code. As soon as practicable after execution of the Asset Purchase Agreement, the Sellers will file a motion with the Bankruptcy Court seeking approval of the Sale and these Bidding Procedures (the "Sale Motion"). It is contemplated that the Bankruptcy Court will conduct a hearing to approve the Bidding Procedures within 10 days after the Sale Motion is filed and a hearing to approve the sale of the Purchased Assets (the "Sale Hearing") will be scheduled for a date thereafter.

                               The Sale Hearing
                               ----------------

        At the Sale Hearing, the Sellers will seek entry of an order, inter alia, authorizing and approving the Sale (i) if no other Qualified Bid (as hereinafter defined) is received, to ENB Acquisition pursuant to the terms and conditions set forth in the Asset Purchase Agreement, or (ii) if a Qualified Bid is received by the Sellers, to ENB Acquisition or such other Qualified Bidder (as hereinafter defined) as the Sellers, in the exercise of their business judgment, may determine to have made the highest or otherwise best offer to purchase the Purchased Assets of the Sellers, consistent with the Bidding Procedures (the "Successful Bidder"). The Debtors, in the exercise of their fiduciary duties and using their best business judgment, may determine that the Sale is no longer in the best interests of the Debtors, their estates or their creditors (subject to payment of the Termination Payment (defined below)). The Sale Hearing may be adjourned or rescheduled without notice other than by an announcement of the adjourned date at the Sale Hearing. If another Qualified Bid is received and if ENB Acquisition elects to make a higher or better bid in response thereto, then ENB Acquisition shall automatically be deemed to be a Qualified Bidder.

---------------------------
/1/ Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Asset Purchase Agreement.

                         Determination of the Sellers
                         ----------------------------

         The Sellers shall (i) determine whether any person, other than ENB Acquisition, is a Qualified Bidder, (ii) coordinate the efforts of Qualified Bidders in conducting their respective due diligence investigations regarding the Sellers or the Purchased Assets generally, (iii) receive offers from Qualified Bidders, and (iv) negotiate any offer made to purchase the Purchased Assets of the Sellers (collectively, the "Bidding Process"). Any person who wishes to participate in the Bidding Process must be a Qualified Bidder. Neither the Sellers nor their representatives shall be obligated to furnish (but may if they so determine) any information of any kind whatsoever relating to the Sellers to any person who is not a Qualified Bidder.

                          Participation Requirements
                          --------------------------

         Unless otherwise ordered by the Bankruptcy Court, for cause shown, after notice to ENB Acquisition, in order to participate in the Bidding Process, each person other than ENB Acquisition (a "Potential Bidder") must deliver (unless previously delivered) to the Sellers:

                       (1) An executed confidentiality agreement in form and substance satisfactory to the Sellers; and

                       (2) Current financial statements (audited if available) of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of acquiring the Purchased Assets of the Sellers, current financial statements (audited if available) of the equity holder(s) of the Potential Bidder who shall either guarantee the obligations of the Potential Bidder or provide such other form of financial disclosure or credit-quality support information or enhancement acceptable to the Sellers and their advisors.

                 A Qualified Bidder is a Potential Bidder that delivers the documents described in subparagraphs (1) and (2) above, whose financial information or credit quality support information or enhancement demonstrate the financial capability of the Potential Bidder to consummate the Sale, and that the Sellers determine is likely (based on availability of financing, experience and other considerations) to be able to consummate the Sale, if selected as the Successful Bidder. Within two (2) business days after a Potential Bidder delivers all of the materials required by subparagraphs (1) and (2) above, the Sellers shall determine, and shall notify the Potential Bidder in writing (the "Qualified Bidder Determination"), whether the Potential Bidder is a Qualified Bidder. In any case in which the Debtors determine that a Potential Bidder is not a Qualified Bidder, the Debtors shall also deliver copies of such Qualified Bidder Determination to counsel for the following parties (the "Notified Parties": the agent for the Debtors' postpetition financing facility, Gerald Smith as Trustee (the "BCI Plan Trustee") for the confirmed plan of reorganization for Boston Chicken, Inc., and its affiliates, Bagel Development Funding, LLC, New World Coffee-Manhattan Bagels, Inc., and ENB Acquisition (collectively, the "Parties"), which parties shall treat such Qualified Bidder Determination as confidential and not disclose the contents thereof to third parties. If either the Potential Bidder or any of the Parties objects to the Debtors' determination that a bidder is not entitled to status as a Qualified Bidder, it may bring the matter to the Court for determination. The Debtors agree that the matter may be considered on an expedited basis.

          At the same time that the Sellers notify the Potential Bidder that it is a Qualified Bidder, the Sellers shall provide to the Qualified Bidder (i) access to the same confidential, evaluation materials provided by the Sellers to ENB Acquisition containing financial information and other data relative to the Purchased Assets sought to be acquired and/or such other information as the Qualified Bidder may reasonably request (provided, that such additional information shall also be provided to ENB Acquisition) and (ii) a copy of the Asset Purchase Agreement, marked to delete references to the Termination Payment (as hereinafter defined), which is only potentially payable to ENB Acquisition; provided, however, that notwithstanding subparagraph (i), the Sellers shall not be required to provide confidential or proprietary information to a Potential Bidder or a Qualified Bidder who is a competitor if the Debtors reasonably believe that disclosure of such information would be detrimental to the interests and operations of the Debtors. Notwithstanding the foregoing, the Debtors shall attempt to consensually resolve disclosure disputes with Qualified Bidders utilizing the protocols that are customary and usual for transactions such as those contemplated by the Asset Purchase Agreement.


                                 Due Diligence
                                 -------------

          To obtain additional information and due diligence access from the Sellers, a Qualified Bidder (other than ENB Acquisition) must first advise the Sellers in writing of its preliminary (non-binding) proposal regarding (i) the Purchased Assets sought to be acquired, (ii) purchase price range, or methods of calculation (that is in sufficient detail so as to permit calculation of a purchase price), (iii) the structure and financing of the transaction (including the amount of equity to be committed and sources of financing), (iv) any additional and/or non-customary conditions to closing that it may wish to impose, and (v) the nature and extent of additional due diligence it may wish to conduct. If, based on the preliminary proposal and such additional factors as the

Sellers may reasonably determine are relevant, the Sellers determine that it reasonably appears that the preliminary proposal is likely to result in a bona fide and serious higher or better offer for the Purchased Assets to be acquired by ENB Acquisition or will produce greater value to the Sellers, the Sellers shall afford the Qualified Bidder additional due diligence access to the Sellers, subject to the provisos set forth in the last two sentences of the preceding section. The Sellers will designate employee(s) or other representative(s) to coordinate all reasonable requests for additional information and due diligence access from such bidders. Neither the Sellers nor any of their affiliates (nor any of their respective representatives) are obligated to furnish any information relating to the Sellers to any person except to such a Qualified Bidder who makes an acceptable preliminary proposal; provided, however, a Qualified Bidder who has been denied access to information may bring the matter on before the Court for determination of whether denial of access to information is appropriate and the Parties shall be given notice of any hearing on the matter. In addition, the BCI Plan Trustee shall be granted reasonable access to the data room created to assist Qualified Bidders. If any Qualified Bidder receives any information related to the Purchased Assets or the Business from the Seller not theretofore given to ENB Acquisition, Sellers shall forthwith provide ENB Acquisition and the BCI Plan Trustee with such information.

                                 Bid Deadline
                                 ------------

         A Qualified Bidder that desires to make a bid shall deliver written copies of its bid to (i) Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attention: J. Eric Ivester, (ii) Einstein/Noah Bagel Corp., 1687 Cole Boulevard, Golden, Colorado 80401, Attention: Paul A. Strasen, Esq., and (iii) Greenberg Traurig, LLP, One East Camelback Road, Suite 1100, Phoenix, Arizona 85012, Attention: Charles R. Sterbach, Esq., not later than 5:00 p.m. (Phoenix time) on May 14, 2001 (the "Bid Deadline"). Counsel for the Sellers shall then forthwith distribute a copy of the Qualified Bid to counsel for (x) ENB Acquisition, (y) the Sellers' post-petition secured lenders and (z) the Parties.

                               Bid Requirements
                               ----------------

         A bid is a letter from a Qualified Bidder (other than ENB Acquisition, whose participation as a Qualified Bidder shall be on the terms set forth in the Asset Purchase Agreement) stating that (i) the Qualified Bidder offers to purchase the Purchased Assets sought to be acquired upon the terms and conditions set forth in a copy of the Asset Purchase Agreement, marked to show those amendments and modifications to the Asset Purchase Agreement, including price, terms, and Purchased Assets to be acquired, that the Qualified Bidder proposes (the "Marked Agreement"); and (ii) the Qualified

Bidder's offer is irrevocable until the earlier of (a) 48 hours after the closing of the sale to the Successful Bidder or (b) 20 days after the Sale Hearing. A Qualified Bidder (other than ENB Acquisition) shall accompany its bid with reasonable evidence of its ability to consummate the transaction.

          The Sellers will consider a bid if the bid:

                    (A) provides for value to Sellers of at least one million dollars ($1,000,000) over the sum of the Purchase Price bid in the Asset Purchase Agreement plus the Termination Payment (as hereinafter defined);

                    (B) is on terms that, in the Sellers' business judgment, are not materially more burdensome or conditional than the terms of the Asset Purchase Agreement;

                    (C) provides for all-cash consideration or all-cash plus assumption of Current Liabilities;

                    (D) is not subject to financing contingencies, unperformed due diligence or other conditions that are more burdensome to the estates than those set forth in the Asset Purchase Agreement;

                    (E) does not request or entitle the bidder to any break-up fee, termination fee, expense reimbursement or similar type of payment; and

                    (F) is received by May 14, 2001 at 5:00 p.m. (Phoenix time) or such later time as permitted hereunder.

A bid received from a Qualified Bidder that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors deemed relevant by the Sellers, including (a) the amount of the Qualified Bid, (b) the amount of the Sellers' liabilities to be assumed, and (c) the net value provided to the Sellers. For purposes hereof, the Asset Purchase Agreement executed by ENB Acquisition shall constitute a Qualified Bid.

                           Sale of Purchased Assets
                           ------------------------

          The sale of the Purchased Assets of the Sellers shall be without representations or warranties of any kind, nature, or description by the Sellers, their agents or their estates, except to the extent set forth in the Asset Purchase Agreement or the Marked Agreement, as the case may be. Except as otherwise provided in the Asset Purchase Agreement or the Marked Agreement, as the case may be, all of the Sellers' right, title and interest in and to the Purchased Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options and interests thereon and thereagainst (collectively, the "Transferred Liens"), such Transferred Liens to attach to the net proceeds of the sale of such Purchased Assets.


                                    Auction
                                    -------

          If Qualified Bids have been received from at least one Qualified Bidder other than ENB Acquisition, the Sellers will conduct an auction (the "Auction") with respect to such Purchased Assets. The Auction shall take place at 10:00 a.m. (Phoenix time) on May 23, 2001, at the United States Bankruptcy Court for the District of Arizona, Courtroom 6, 10th Floor, 2929 N. Central Avenue, Phoenix, Arizona 85067-4151 or such later time or other place as the Sellers shall notify all Qualified Bidders who have submitted Qualified Bids and expressed their intent to participate in the Auction, as set forth above.

          At the Auction, Qualified Bidders will be permitted to increase their bids. Such increased bids may be made verbally and shall be binding when placed on the record. The bidding shall start at an amount not less than $1 million greater than the purchase price proposed in the best or highest Qualified Bid, as determined in the Sellers' sole discretion, and continue in increments of at least five hundred thousand dollars ($500,000). At the Auction, all bids shall be made and received in one room, on an open basis, and all other bidders shall be entitled to be present for all bidding with the understanding that the true identity of each bidder shall be fully disclosed to all other bidders and that all material terms of each bid will be fully disclosed to all other bidders throughout the entire Auction (the "Open Auction Procedures").

          Only a Qualified Bidder who has submitted a Qualified Bid is eligible to participate at the Auction. On or prior to 5:00 p.m. (Phoenix time) on May 14, 2001, the Sellers will give to counsel for ENB Acquisition, all other Qualified Bidders, and the Parties a copy of the highest and best Qualified Bid received and copies of all other Qualified Bids other than the highest and best Qualified Bid. On or prior to the Auction, each Qualified Bidder who has submitted a Qualified Bid must inform the Sellers whether it intends to participate in the Auction. In addition, the Sellers will inform ENB Acquisition, the Parties and each Qualified Bidder who has expressed its intent to participate in the Auction of the identity of all Qualified Bidders that may participate in the Auction.

          On or prior to 5:00 p.m. (Phoenix time) on May 18, 2001, the Sellers, in consultation with their financial advisor, shall (i) review each Qualified Bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the Sale and the other factors described above, and (ii) identify the highest or otherwise best Qualified Bid for the Purchased Assets of the Sellers to be presented to the Bankruptcy Court for approval (the "Initial Successful Bid"). At the Auction, which shall be conducted before the Bankruptcy Court immediately prior to conclusion of the Sale Hearing, the Bankruptcy Court will review the Initial Successful Bid, hear any further bids for the Purchased Assets from Qualified Bidders and select the Initial Successful Bid or a higher or otherwise better bid submitted at the Auction as the successful bid (the "Successful Bid"). The Sellers shall notify all Qualified Bidders at the Auction, prior to its adjournment, of the name or names of the maker of the Successful Bid, and the amount and other material terms of the Successful Bid. If ENB Acquisition is the maker of the Successful Bid, it shall be permitted, at the closing under the Asset Purchase Agreement to pay, in full satisfaction of the Successful Bid, an amount equal to (a) the amount of the Successful Bid less
(b) the Termination Payment (provided, that if the Successful Bid is the bid as originally proposed by ENB Acquisition as set forth in the Asset Purchase Agreement, the Termination Payment shall not be deducted). At the Sale Hearing, the Sellers shall present the Successful Bid to the Bankruptcy Court for approval.


                         Acceptance of Qualified Bids
                         ----------------------------

          The Sellers presently intend to sell the Purchased Assets of the Sellers to the person making the highest or otherwise best Qualified Bid received, whether received from ENB Acquisition or another Qualified Bidder. The Sellers' presentation to the Bankruptcy Court for approval of a particular Qualified Bid does not constitute the Sellers' acceptance of the bid, except with respect to the bid of ENB Acquisition as reflected in the Asset Purchase Agreement (subject to higher or otherwise better Qualified Bids and subject to Bankruptcy Court approval). The Sellers have accepted any other bid only when the bid has been approved by the Bankruptcy Court at the Sale Hearing.

                                 Modifications
                                 -------------

          The Sellers may (a) determine, in their business judgment, which Qualified Bid, if any, is the highest or otherwise best offer; and (b) reject at any time before entry of an order of the Bankruptcy Court approving a Qualified Bid, any bid that is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of sale, or (iii) contrary to the best interests of the Sellers, their estates and their creditors. At or before the Sale Hearing, the Bankruptcy Court, or subject to the provisions hereof and the provisions of the Asset Purchase Agreement, the Sellers may impose such other terms and conditions as they may determine to be in the best interests of the Sellers' estates, their creditors and other parties in interest; provided however, if the Sellers impose any such other terms and conditions they shall notify counsel for the Notified Parties.